UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2004

                        FINANCIAL ASSET SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of
     Meritage Mortgage Loan Trust, Asset-Backed Certificates, Series 2004-1)

                        Financial Asset Securities Corp.
             (Exact name of registrant as specified in its charter)

           Delaware                  333-111379                 06-1442101
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                   06830
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (203) 625-2700

      Item 2. Acquisition or Disposition of Assets

      On March 30, 2004, a single series of certificates, entitled Meritage Mortgage Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003 (the "Agreement"), among Financial Asset Securities Corp. (the "Depositor"), HomEq Servicing Corporation ("HomEq") and Deutsche Bank National Trust Company as trustee (the "Trustee").

      On June 25, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $168,198,252.65 with funds on deposit in a pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 25, 2004 (the "Instrument"), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5. Other Events

Description of the Mortgage Pool

      The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). After the Subsequent Transfer Date, as of the Initial Cut-off Date or the Subsequent Cut-off Date, as applicable, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $345,208,640, and Group II Mortgage Loans having an aggregate Stated
Principal Balance of approximately $345,233,403.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Subsequent Cut-off Date.

Item 7. Financial Statements and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

Exhibit No.       Description
-----------       -----------

4.2 Subsequent Transfer Instrument, dated as June 25, 2004 between Financial Asset Securities Corp. as seller and Deutsche Bank National Trust Company, as trustee.

99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to Meritage Mortgage Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: July 13, 2004

                                               FINANCIAL ASSET SECURITIES CORP.


                                               By: /s/ Frank Y. Skibo
                                                   ------------------
                                               Name: Frank Y. Skibo
                                               Title: Senior Vice President

                                Index to Exhibits

                                                                   Sequentially
Exhibit No.       Description                                      Numbered Page
-----------       -----------                                      -------------

4.2               Subsequent Transfer Instrument, dated as of
                  June 25, 2004 between Financial Asset
                  Securities Corp. as seller and Deutsche Bank
                  National Trust Company as trustee.

99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date, relating to Meritage Mortgage Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1